UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2024

CAVA Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41721	47-3426661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14 Ridge Square NW, Suite 500
Washington, DC 20016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 400-2920
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) of CAVA Group, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on April 29, 2024, Todd Klein did not stand for re-election at the annual meeting of stockholders held on June 20, 2024 (the “Annual Meeting”). Accordingly, Mr. Klein’s term on the Board of Directors (the “Board”) ended effective as of June 20, 2024. Prior to the Annual Meeting, Mr. Klein served as Chair of the Audit Committee of the Board. Effective as of the Annual Meeting, the Board appointed James D. White to serve on the Audit Committee and appointed David Bosserman to succeed Mr. Klein as Chair of such committee.
Mr. Klein’s decision not to stand for re-election was not the result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies or practices.
In addition, as disclosed in the Proxy Statement, the size of the Board was reduced from ten (10) members to nine (9) members effective as of June 20, 2024.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 20, 2024, the Company held its Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results were as follows:
1.To elect three (3) Class I directors to the Board of the Company to hold office until the 2027 annual meeting of stockholders or until their respective successors are elected and qualified.
Each of the three (3) nominees for director was elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Withheld
Philippe Amouyal	73,826,020	10,966,417
David Bosserman	82,768,153	2,024,284
Lauri Shanahan	70,049,006	14,743,431
2.To approve an amendment and restatement of the CAVA Group, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”).
The amendment and restatement of the 2023 Equity Incentive Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Votes Abstain
52,009,947	32,670,537	111,953
3.To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 29, 2024.
The ratification of the appointment of Deloitte & Touche LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Votes Abstain
99,457,470	104,138	41,235
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being furnished as part of this report:

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 25, 2024	CAVA Group, Inc.

	By:	/s/ Tricia Tolivar
	Name:	Tricia Tolivar
	Title:	Chief Financial Officer